                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                --  MAY 2001  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             EXCHANGE FUND PARTNERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY AM I RECEIVING THIS
       PROXY STATEMENT?
A      This is the Annual Meeting
of Partners. You are being asked to vote on a proposal to elect seven nominees for Managing General Partners.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference. We encourage all Partners to participate in the governance of their Fund.
Q      HOW DO THE MANAGING
       GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?
A      They recommend that you
vote "For All" of the nominees on the enclosed proxy card.
Q      WHO DO I CALL IF I
       HAVE QUESTIONS?
A      Please call Van Kampen
Investor Services at 1-800-341-2911 between 7:30 a.m. and 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK   PROXY
     VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                       FOR
                                    FOR                ALL
                                    ALL    WITHHOLD  EXCEPT
     To vote to elect seven         [ ]      [ ]       [ ]
     Managing General Partners
     to serve until their
     respective successors are
     duly elected and qualified:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for one or more nominee
     check "For All Except" and write the nominee's name on
     the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Partner sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 27, 2001

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that an Annual Meeting of Partners (the "Meeting"), will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:30 p.m. for the following purposes:

    1. To elect seven Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on May 1, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners
                              A. Thomas Smith III,
                              Vice President, Principal
                              Legal Officer and Secretary

May 15, 2001

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 27, 2001

  This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at an Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001, at 3:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 22, 2001.

  The primary purpose of the Meeting is to permit the Fund's Partners to elect seven Managing General Partners.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on May 1, 2001 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  At the close of business on May 1, 2001, there were issued and outstanding 249,764 Shares of the Fund.

  As of May 1, 2001, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                              AMOUNT OF
NAME AND ADDRESS                             OWNERSHIP AT    PERCENTAGE
OF HOLDER                                    MAY 1, 2001     OWNERSHIP
----------------                            --------------   ----------
Comerica Bank Detroit &                         45,045         18.04%
Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001

Richard F. McCarthy &                           15,000          6.01%
Walter R. McCarthy, Trustees
Richard F. McCarthy Trust
540 Indian Mound St. E. 1-D
Wayzata, MN 55391-1745

George O. & Sidney M. Thorson                   14,985          6.00%
A Partnership
P.O. Box 1847
Friday Harbor, WA 98250-1847

VOTING

  In the election of Managing General Partners (Proposal 1), those persons receiving the highest number of votes "FOR" cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners of the Fund listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which it is entitled to vote. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management Inc. serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The principal address of the Adviser is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $81 billion in assets under management or supervision, as of March 31, 2001. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. Headquartered in the Chicagoland area, Van Kampen is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley").

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

NOMINATION OF MANAGING GENERAL PARTNERS

  Seven Managing General Partners are to be elected, each to serve until the next annual meeting of Partners and until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

GENERAL INFORMATION

  The following schedule sets forth certain information regarding each nominee for election as Managing General Partner. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch.....................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care products manufacturer, and a former
  Age: 55                           Director of World Presidents
                                    Organization -- Chicago Chapter. Mr. Arch is
                                    also a Trustee of other investment companies
                                    advised by Asset Management and Van Kampen
                                    Investment Advisory Corp. ("Advisory
                                    Corp.").
Rod Dammeyer......................  Mr. Dammeyer is President of CAC, llc., a
CAC, llc.                           private company offering capital investment
676 North Michigan Ave.             and management advisory services. Mr.
Suite 2800                          Dammeyer is a member of the Board of
Chicago, IL 60611                   Directors of TeleTech Holdings Inc.,
  Age: 60                           Stericycle, Inc., GATX Corporation, and
                                    Antec Corporation. Prior to February 2001,
                                    Mr. Dammeyer was Vice Chairman and Director
                                    of Anixter International, Inc. and IMC
                                    Global Inc. Prior to July 2000, Mr. Dammeyer
                                    was a Managing Partner of Equity Group
                                    Corporate Investments (EGI), a company that
                                    makes private investments in other
                                    companies, and Mr. Dammeyer was a member of
                                    the Board of Directors of Allied Riser
                                    Communications Corp., Matria Healthcare
                                    Inc., Transmedia Network Inc., CNA Surety
                                    Corp. and Grupo Azucarero Mexico (GAM).
                                    Prior to April 1999, Mr. Dammeyer was a
                                    Director of Metal Management, Inc. Prior to
                                    1998, Mr. Dammeyer was a Director of Lukens,
                                    Inc., Capsure Holdings Corp., Revco D.S.,
                                    Inc., the Chase Manhattan Corporation
                                    National Advisory Board and Sealy, Inc.
                                    Prior to 1997, Mr. Dammeyer was President,
                                    Chief Executive Officer and a Director of
                                    Great American Management & Investment,
                                    Inc., a diversified manufacturing company,
                                    and a Director of Falcon Building Products,
                                    Inc. Mr. Dammeyer is also a Trustee of other
                                    investment companies advised by Asset
                                    Management and Advisory Corp.
Howard J Kerr.....................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation, and the
Lake Forest, IL 60045               Marrow Foundation. Prior to 1998, Mr. Kerr
  Age: 65                           was the President and Chief Executive
                                    Officer of Pocklington Corporation, Inc., an
                                    investment holding company. Mr. Kerr is a
                                    Trustee of other investment companies
                                    advised by Asset Management and Advisory
                                    Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Theodore A. Myers.................  Mr. Myers is a financial consultant and is a
550 Washington Avenue               Director of Met Life Investors (formerly
Glencoe, IL 60022                   known as COVA Financial Life Insurance).
  Age: 70                           Prior to 1998, Mr. Myers was a Senior
                                    Financial Advisor (and, prior to 1997, an
                                    Executive Vice President, Chief Financial
                                    Officer and Director) of Qualitech Steel
                                    Corporation, a producer of high quality
                                    engineered steels for automotive,
                                    transportation and capital goods industries.
                                    Prior to 1997, Mr. Myers was a Director of
                                    McLouth Steel and a member of the Arthur
                                    Andersen Chief Financial Officer Advisory
                                    Committee. Mr. Myers is also a Trustee of
                                    other investment companies advised by Asset
                                    Management and Advisory Corp.

Richard F. Powers, III*...........  Mr. Powers is Chairman, Director, President
1 Parkview Plaza                    and Chief Executive Officer of Van Kampen
Oakbrook Terrace, IL 60181          and Chairman, Director and Chief Executive
  Age: 55                           Officer of the Asset Management, Advisory
                                    Corp., Van Kampen Advisors Inc., Van Kampen
                                    Management Inc. and Van Kampen Funds Inc.,
                                    and serves as Director or Officer of certain
                                    other subsidiaries of Van Kampen. Mr. Powers
                                    is Chief Sales and Marketing Officer of
                                    Morgan Stanley Investment Management. Mr.
                                    Powers is also Chairman of the Board,
                                    Trustee and President of each of the funds
                                    in the Fund Complex (defined below) and
                                    Trustee/Director of other funds advised by
                                    Asset Management, Advisory Corp. or their
                                    affiliates. Prior to May 1998, Mr. Powers
                                    was Executive Vice President and Director of
                                    Marketing of Morgan Stanley Dean Witter &
                                    Co. and Director of Dean Witter Discover &
                                    Co. and Dean Witter Realty. Prior to 1996,
                                    Mr. Powers was Director of Dean Witter
                                    Reynolds Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein..............  Mr. Sonnenschein is President Emeritus and
5801 South Ellis Avenue             Honorary Trustee of the University of
Suite 502                           Chicago and the Hutchinson Distinguished
Chicago, IL 60637                   Professor in the Department of Economics at
  Age: 60                           the University of Chicago. Prior to July
                                    2000, Mr. Sonnenschein was President of the
                                    University of Chicago. Mr. Sonnenschein is a
                                    member of the Board of Trustees of the
                                    University of Rochester and a member of its
                                    investment committee. Mr. Sonnenschein is a
                                    member of the National Academy of Sciences,
                                    the American Philosophical Society, and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a Trustee
                                    of other investment companies advised by
                                    Asset Management and Advisory Corp.
Wayne W. Whalen*..................  Mr. Whalen is a Partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to certain
  Age: 61                           open-end and closed-end investment companies
                                    advised by Asset Management and Advisory
                                    Corp. Mr. Whalen is a Trustee/Director of
                                    other funds advised by Asset Management and
                                    Advisory Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Powers is an interested person of the Adviser and the Fund by reason of his position with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Each of the seven nominees for Managing General Partner also currently serves as a trustee for other investment companies (which together with the Fund are collectively referred to herein as the "Fund Complex") that are advised by Asset Management or Advisory Corp. In addition, Messrs. Powers and Whalen serve as trustees/directors for other investment companies advised by Asset Management and Advisory Corp. or their affiliates.

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund who are not managing general partner nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
Stephen L. Boyd........  Executive           Managing Director and Chief Investment
  2800 Post Oak Blvd.      Vice President    Officer of Van Kampen, and Managing
  Houston, TX 77056        and Chief         Director, President and Chief Operating
  Age: 60                  Investment        Officer of Asset Management, Advisory
                           Officer since     Corp., Van Kampen Management Inc., and
                           2000              Van Kampen Advisers Inc. Executive Vice
                                             President and Chief Investment Officer
                                             of each of the funds in the Fund
                                             Complex and certain other investment
                                             companies advised by Asset Management
                                             or Advisory Corp. or their affiliates.
                                             Prior to December 2000, Executive Vice
                                             President and Chief Investment Officer
                                             of Van Kampen, and President and Chief
                                             Operating Officer of the Asset
                                             Management and Advisory Corp. Prior to
                                             April 2000, Executive Vice President
                                             and Chief Investment Officer for Equity
                                             Investments of Asset Management and
                                             Advisory Corp. Prior to October 1998,
                                             Vice President and Senior Portfolio
                                             Manager with AIM Capital Management,
                                             Inc. Prior to February 1998, Senior
                                             Vice President and Portfolio Manager of
                                             Van Kampen American Capital Investment
                                             Advisory Corp. and Van Kampen American
                                             Capital Management, Inc.
Michael H. Santo.......  Vice President      Managing Director, Chief Operations and
  1 Parkview Plaza         since 2000        Technology Officer and Director of Van
  Oakbrook Terrace, IL                       Kampen, Asset Management, Advisory
  60181                                      Corp., Van Kampen Funds Inc., Van
  Age: 45                                    Kampen Advisors Inc., Van Kampen
                                             Management Inc. and Van Kampen Investor
                                             Services Inc., and serves as a Director
                                             or Officer of certain other
                                             subsidiaries of Van Kampen. Vice
                                             President of each of the funds in the
                                             Fund Complex and certain other
                                             investment companies advised by Asset
                                             Management or Advisory Corp. or their
                                             affiliates. Prior to December 2000,
                                             Executive Vice President, Chief
                                             Administrative Officer and Director of
                                             Van Kampen, Asset Management, Advisory
                                             Corp., Van Kampen Funds Inc., Van
                                             Kampen Advisors Inc., Van Kampen
                                             Management Inc. and Van Kampen Investor
                                             Services Inc. Prior to 1998, Senior
                                             Vice President and Senior Planing
                                             Officer for Individual Asset Management
                                             of Morgan Stanley Dean Witter and its
                                             predecessor since 1994. From 1990-1994,
                                             First Vice President and Assistant
                                             Controller in Dean Witter's
                                             Controller's Department.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
A. Thomas Smith III....  Vice President      Managing Director, General Counsel,
  1 Parkview Plaza         and Secretary     Secretary and Director of Van Kampen,
  Oakbrook Terrace,        since 1999        Asset Management, Advisory Corp., Van
  IL 60181                                   Kampen Advisors Inc., Van Kampen
  Age: 44                                    Management Inc., Van Kampen Funds Inc.,
                                             Van Kampen Investor Services Inc., and
                                             certain other subsidiaries of Van
                                             Kampen. Vice President and Secretary of
                                             each of the funds in the Fund Complex
                                             and Vice President and Secretary of
                                             other investment companies advised by
                                             Asset Management or Advisory Corp. or
                                             their affiliates. Prior to December
                                             2000, Executive Vice President, General
                                             Counsel, Secretary and Director of Van
                                             Kampen, Asset Management, Advisory
                                             Corp., Van Kampen Advisors Inc., Van
                                             Kampen Management Inc., Van Kampen
                                             Funds Inc., Van Kampen Investor
                                             Services Inc. and certain other
                                             subsidiaries of Van Kampen. Prior to
                                             January 1999, Vice President and
                                             Associate General Counsel to New York
                                             Life Insurance Company ("New York
                                             Life"), and prior to March 1997,
                                             Associate General Counsel of New York
                                             Life. Prior to December 1993, Assistant
                                             General Counsel of The Dreyfus
                                             Corporation. Prior to August 1991,
                                             Senior Associate, Willkie Farr &
                                             Gallagher. Prior to January 1989, Staff
                                             Attorney at the Securities and Exchange
                                             Commission, Division of Investment
                                             Management, Office of Chief Counsel.
Richard A. Ciccarone...  Vice President      Principal and Co-head of the Fixed
  1 Parkview Plaza         since 1989        Income Department of Asset Management,
  Oakbrook Terrace,                          Advisory Corp., Van Kampen Management
  IL 60181                                   Inc. and Van Kampen Advisors Inc. Prior
  Age: 48                                    to December 2000, Senior Vice President
                                             of Asset Management, Advisory Corp.,
                                             Van Kampen Management Inc. and Van
                                             Kampen Advisors Inc. Prior to May 2000,
                                             he served as Co-head of Municipal
                                             Investments and Director of Research of
                                             Asset Management, Advisory Corp., Van
                                             Kampen Management Inc. and Van Kampen
                                             Advisors Inc. Mr. Ciccarone first
                                             joined Advisory Corp. in June 1983, and
                                             worked for Advisory Corp. until May
                                             1989, with his last position being a
                                             Vice President. From June 1989 to April
                                             1996, he worked at EVEREN Securities
                                             (formerly known as Kemper Securities),
                                             with his last position at EVEREN being
                                             an Executive Vice President.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
John R. Reynoldson.....  Vice President      Principal and Co-head of the Fixed
  1 Parkview Plaza         since 2000        Income Department of Asset Management,
  Oakbrook Terrace                           Advisory Corp., Van Kampen Management
  IL 60181                                   Inc. and Van Kampen Advisors Inc. Prior
  Age: 47                                    to December 2000, Senior Vice President
                                             of Asset Management, Advisory Corp.,
                                             Van Kampen Management Inc. and Van
                                             Kampen Advisors Inc. Prior to May 2000,
                                             he managed the investment grade taxable
                                             group for Asset Management Advisory
                                             Corp. since July 1999. From July 1988
                                             to June 1999, he managed the government
                                             securities bond group for Asset
                                             Management. Mr. Reynoldson has been
                                             with Asset Management since April 1987,
                                             and has been a Senior Vice President of
                                             Asset Management since July 1988. He
                                             has been a Senior Vice President of
                                             Advisory Corp. and Van Kampen
                                             Management Inc. since June 1995 and
                                             Senior Vice President of Van Kampen
                                             Advisors Inc. since June 2000.
John L. Sullivan.......  Vice President,     Senior Vice President of Van Kampen,
  1 Parkview Plaza         Treasurer and     Asset Management, Advisory Corp., Van
  Oakbrook Terrace,        Chief Financial   Kampen Management Inc. and Van Kampen
  IL 60181                 Officer since     Advisors Inc. Vice President, Chief
  Age: 45                  1996              Financial Officer and Treasurer of each
                                             of the funds in the Fund Complex and
                                             certain other investment companies
                                             advised by Asset Management or Advisory
                                             Corp. or their affiliates.
John H. Zimmermann.....  Vice President      Managing Director and Director of Van
  1 Parkview Plaza         since 2000        Kampen, and Managing Director,
  Oakbrook Terrace,                          President and Director of Van Kampen
  IL 60181                                   Funds Inc. Vice President of each of
  Age:43                                     the funds in the Fund Complex. Prior to
                                             December 2000, President of Van Kampen
                                             Insurance Agency of Illinois Inc., and
                                             Senior Vice President and Director of
                                             Van Kampen. From November 1992 to
                                             December 1997, Mr. Zimmermann was
                                             Senior Vice President of Van Kampen
                                             Funds Inc.

REMUNERATION AND SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

  The compensation of the Managing General Partners who are affiliated persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, Advisory Corp. or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser, Advisory Corp. or Van Kampen an annual retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and a meeting fee of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting. Each fund in the Fund Complex other than the Fund offers a retirement plan to trustees who are not affiliated persons with the Adviser, Advisory Corp. or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 62, is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Fund Complex other than the Fund offers deferred compensation arrangements to trustees who are not affiliated persons with the Adviser, Advisory Corp. or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 2000 or the Fund Complex's most recently completed calendar year ended December 31, 2000.

                            2000 COMPENSATION TABLE

                                                                                   FUND COMPLEX
                                                             ---------------------------------------------------------
                         YEAR FIRST                           ESTIMATED AGGREGATE        ESTIMATED           TOTAL
                        APPOINTED OR        AGGREGATE        PENSION OR RETIREMENT   AGGREGATE BENEFITS   COMPENSATION
                         ELECTED TO     COMPENSATION FROM     BENEFITS ACCRUED AS           UPON           FROM FUND
         NAME            THE BOARD         THE FUND(2)        PART OF EXPENSES(3)      RETIREMENT(4)       COMPLEX(5)
         ----           ------------    -----------------    ---------------------   ------------------   ------------
David C. Arch..........     1998             $2,073                 $12,877               $95,000           $160,500
Rod Dammeyer...........     1998              2,073                  23,455                95,000            160,500
Howard J Kerr..........     1998              2,073                  45,613                94,000            160,500
Theodore A. Myers......     1998              2,073                  81,668                81,750            160,500
Richard F. Powers,
 III(1)................     1999                N/A                     N/A                   N/A                N/A
Hugo F. Sonnenschein...     1998              2,073                  23,231                95,000            160,500
Wayne W. Whalen........     1998              2,073                  26,660                95,000            160,500

---------------
N/A -- Not applicable.

(1) Mr. Powers is an affiliated person of the Adviser, Advisory Corp. and Van Kampen, and is not eligible for compensation from the Fund.

(2) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 2000.

(3) The funds in the Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2000.

(4) The funds in the Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable per year by such funds for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the 42 operating investment companies in the Fund Complex for the calendar year ended December 31, 2000 before deferral under any deferred compensation plan. Funds in the Fund complex other than the Fund have adopted deferred compensation plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser or its affiliates also serves as investment adviser for other investment companies; however, with the exception of Messrs. Whalen and Powers, the Managing General Partners are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen earned Total Compensation of $283,900 for the year ended December 31, 2000.

  As of May 1, 2001, the officers and nominees for Managing General Partner own less than 1% of the outstanding Shares of the Fund.

MEETINGS AND COMMITTEES

  The Managing General Partners met seven times during the Fund's fiscal year ended December 31, 2000. The Fund's Audit Committee met two times during the Fund's fiscal year ended December 31, 2000. The Fund has no other standing committees. During such fiscal year all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Board and
(b) the total number of meetings held by all committees of the Board on which they served during the period such Managing General Partner served as Managing General Partner.

  The Fund has an Audit Committee which currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews the independence of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account.

PARTNER APPROVAL

  In the election of Managing General Partners, those persons receiving the highest number of votes "FOR" cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. THE MANAGING GENERAL PARTNERS OF THE FUND RECOMMEND A VOTE "FOR" ALL OF THE NOMINEES.
------------------------------------------------------------------------------
INDEPENDENT AUDITORS
------------------------------------------------------------------------------

  The Managing General Partners of the Fund including a majority of the Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Fund. D&T previously served as the independent auditors to the Fund for the Fund's fiscal year ended in 2000. The selection of D&T for the current fiscal year and the change in auditors and selection of D&T for the fiscal year ended in 2000 was recommended and approved by the Fund's Audit Committee. The Managing General Partners' initial appointment of D&T was effective on May 8, 2000. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

  KPMG LLP previously served as the independent public accountants to the Fund for the Fund's fiscal year ended in 1999; the client-auditor relationship between KPMG LLP and such Funds ceased as of April 14, 2000.

  The independent auditors' reports on the financial statements for the Fund during the Fund's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years and any subsequent interim period, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its report.

Audit Fees

  For professional services rendered with respect to the audit of the Fund's annual financial statements, the Fund paid $18,200 to D&T during the Fund's most recent fiscal year.

Financial Information Systems Design and Implementation Fees

  The Fund, the Adviser and affiliates of the Adviser performing services for the Fund paid no fees during the Fund's most recent fiscal year for information systems design and implementation to D&T.

All Other Fees

  The Fund paid no fees to D&T during the Fund's most recent fiscal year for services other than those described above. The Adviser and affiliates of the Adviser performing services for the Fund paid fees to D&T in the aggregate amount of approximately $9.5 million during the Fund's most recent fiscal years for services other than those described above.

  The Audit Committee of the Managing General Partners has considered whether the provision of services other than audit services, by D&T to the Fund, the Adviser and affiliates of the Adviser that provide services to Fund is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions. Representatives of KPMG LLP are expected to be present at the Meeting, will be available to respond to any questions from shareholders and will have opportunity to make a statement if they so desire.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or Management Information Systems, a solicitation firm located in Norwell, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500.
------------------------------------------------------------------------------
PARTNER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2002 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal address by January 21, 2002. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 6, 2002. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056 or Van Kampen Investments Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President, Principal Legal
                                          Officer and Secretary

May 15, 2001

                            [VAN KAMPEN FUNDS LOGO]

                                                                     EXCH 01

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                  Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN EXCHANGE FUND,                              FOR THE ANNUAL MEETING OF
A CALIFORNIA LIMITED PARTNERSHIP                       PARTNERS TO BE HELD ON
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS       JUNE 27, 2001

The undersigned, revoking previous proxies, hereby appoint(s) Stephen L. Boyd,
A. Thomas Smith III, Sara L. Badler and each of them or their respective designees, as proxies, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the Annual Meeting of Partners of the Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday June 27, 2001 at 3:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the Meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                              PLEASE SIGN, DATE AND RETURN
                                              PROMPTLY IN ENCLOSED ENVELOPE

                                            Date ______________________, 2001
                                            NOTE: Please sign exactly as your
                                            name appears on this Proxy. When
                                            signing in a fiduciary capacity,
                                            such as executor, administrator,
                                            trustee, attorney, guardian, etc.,
                                            please so indicate. Corporate and
                                            partnership proxies must be
                                            signed by an authorized person
                                            indicating the person's title.
                                            ----------------------------------
                                            |                                |
                                            |                                |
                                            ----------------------------------
                                           Signature(s) (Title(s) if applicable)
                                           WHERE UNITS OF PARTNERSHIP INTEREST
                                           ARE REGISTERED WITH JOINT OWNERS,
                                           ALL JOINT OWNERS MUST SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-



Please refer to the Proxy Statement discussion of the following matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

                                                        FOR              FOR ALL
    To vote to elect seven managing general partners    ALL   WITHHOLD   EXCEPT
    to serve until their respective successors are
    duly elected and qualified.

       David C. Arch, Rod Dammeyer,                     [  ]   [  ]      [  ]
       Howard J Kerr, Theodore A. Myers,
       Richard F. Powers, III, Hugo F. Sonnenschein,
       Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

-----------------------------------------------------
